Union Bankshares, Inc.
----------------------------------------------------------------------------
                               March 31, 2000
                            First Quarter Report

                              [LOGO]   CITIZENS
                                       SAVINGS BANK
                                       AND TRUST COMPANY

                              [LOGO]   UNION BANK

                          Wholly Owned Subsidiaries


                                                              April 14, 2000

Dear Shareholder:

We are pleased to report to you the first full three months earnings of your combined banks. Net income increased 10.7% over the prior year period. Net interest income improved due to a combination of increased loan demand and an increase in interest rates.

The transfer of data processing services to Union Bank from Citizens took place in February and we are beginning to see some expected efficiencies due to this conversion. As with any conversion, much time and effort is expended before and just after the event occurs creating a temporary increase in labor, materials, and other one-time costs. Many of these items are expensed at time of conversion and are reflected in the first quarter's salary, equipment, and overhead expenses. We expect to see additional economies of scale develop as we move forward with consolidation of certain backroom and other tasks while retaining Citizens high level of service and independence. Shareholders should be aware the staff at both companies worked very hard and diligently to complete this project in the short timeframe allocated.

The winter has passed and businesses catering to the outdoor sports and lodging had an average season. "Mud season" is historically a slow period with everyone looking forward to the spring and summer. Both Union and Citizens are seeing much interest this year in their BUILD construction loan programs. The construction season is off to a running start and we are pleased to participate by providing financing to both owners and builders alike. This has become a strong segment in our economy and a good piece of business for us.

Recently you received our proxy statement, ballot and a copy of the annual report. These documents contain much information about your two banks and we urge you to read them. The annual meeting will be held on Wednesday, April 26th at 3:00 PM at the Union Bank offices in Morrisville. You are cordially invited to attend and to join in the refreshments and tours of the facilities scheduled immediately after.

Enclosed is a dividend check or advice of deposit representing a dividend of $.24 per share to shareholders of record April 5, 2000.

Sincerely,


/s/ W. Arlen Smith                     /s/ Kenneth C. Gibbons
---------------                        ----------------------
W. Arlen Smith                         Kenneth D. Gibbons
Chairman                               President


                                 SHAREHOLDER
                                 ASSISTANCE
                                     AND
                            INVESTOR INFORMATION

If you need assistance with a change in registration of certificates, reporting lost certificates, nonreceipt or loss of dividend checks, information about the Company, or to receive copies of financial reports, please contact us at the address and phone number listed below:

                  Corporate Name:    Union Bankshares, Inc.
                  Transfer Agent:    Union Bank
                                     P.O. Box 667
                                     Morrisville, VT
                                     05661-0667

                           Phone:    802-888-6600
                             Fax:    802-888-7697
                           Email:    depops@together.net
                         Website:    www.unionbankvt.com

CONSOLIDATED BALANCE SHEETS (unaudited)
--------------------------------------------------------------------------
                                           March 31, 2000   March 31, 1999

ASSETS
Cash and Due from Banks                     $ 10,114,480     $ 11,086,796
Federal Funds Sold                             3,308,123        8,091,543
Interest Bearing Deposits                      2,052,999        1,951,024
U.S. Government Securities                    32,069,881       34,874,304
State and Municipal Securities                 4,695,495        3,571,849
Corporate Securities                          21,418,869       21,673,193
Loans, net                                   210,718,774      200,863,461
  Less:  Reserve for Credit Losses            (2,899,412)      (2,885,331)
Bank Building and Equipment, net               3,958,930        4,438,920
Other Real Estate Owned                           82,800          518,844
Other Assets                                   6,584,055        5,402,372
                                            -----------------------------
      Total Assets                          $292,104,994     $289,586,975
                                            =============================

LIABILITIES AND SHAREHOLDERS' EQUITY
Demand Deposits                             $ 32,025,423     $ 29,019,950
Savings and Time Deposits                    219,883,049      219,217,149
Other Liabilities                              7,742,480        9,403,592
Common Stock                                   6,526,978        6,526,378
Paid in Capital                                  238,353          236,028
Retained Earnings                             28,533,750       26,556,779
Accumulated Other Comprehensive Income        (1,252,588)         219,550
Treasury Stock at Cost                        (1,592,451)      (1,592,451)
                                            -----------------------------
      Total Liabilities and
       Shareholders' Equity                 $292,104,994     $289,586,975
                                            =============================

CONSOLIDATED STATEMENTS OF INCOME (unaudited)
--------------------------------------------------------------------------
                                           March 31, 2000   March 31, 1999

Interest Income                              $5,743,498       $5,525,412
Interest Expense                              2,266,173        2,248,158
                                             ---------------------------
  Net Interest Income                         3,477,325        3,277,254
Less:  Provision for Credit Losses               62,500          100,000
                                             ---------------------------
  Net Interest Income after
   Credit Loss Provision                      3,414,825        3,177,254
Trust Income                                     41,745           36,609
Other Operating Income                          606,351          586,081
Other Operating Expenses:
  Salaries                                    1,099,268        1,033,531
  Employee Benefits                             297,615          261,644
  Occupancy                                     157,277          143,666
  Equipment                                     300,507          253,072
  Other                                         671,511          734,030
                                             ---------------------------
      Total                                   2,526,178        2,425,943
                                             ---------------------------
Net Income before Tax                         1,536,743        1,374,001
Income Tax Expense                              459,086          400,582
                                             ---------------------------
  Net Income                                 $1,077,657       $  973,419
                                             ===========================
  Earnings per Share                         $     0.36       $     0.32
  Book Value per Share                       $    10.71       $    10.56


                                DIRECTORS OF
                           UNION BANKSHARES, INC.

                          W. Arlen Smith, Chairman
                              Cynthia D. Borck
                             Oscar E. Churchill
                            William T. Costa, Jr.
                             Kenneth D. Gibbons
                               Peter M. Haslam
                            Franklin G. Hovey II
                              William F. Kinney
                              Richard C. Marron
                              Robert P. Rollins
                                Jerry S. Rowe
                             Richard C. Sargent
                              Walter M. Sargent

                                 OFFICERS OF
                           UNION BANKSHARES, INC.

W. Arlen Smith                                                      Chairman
Cynthia D. Borck                                              Vice President
Kenneth D. Gibbons                                                 President
Peter M. Haslam                                                    Secretary
Marsha A. Mongeon                                   Vice President/Treasurer
Jerry S. Rowe                                                 Vice President

                        DIRECTORS OF CITIZENS SAVINGS
                           BANK AND TRUST COMPANY

                              Cynthia D. Borck
                            J.R. Alexis Clouatre
                            William T. Costa, Jr.
                               Dwight A. Davis
                             Kenneth D. Gibbons
                            Franklin G. Hovey II
                             Genevieve L. Hovey
                                Jerry S. Rowe
                              Joseph M. Sherman

                      OFFICERS OF CITIZENS SAVINGS BANK
                              AND TRUST COMPANY

Michelle Brochu                                               Vice President
Patricia G. Coffin                                Auditor/Compliance Officer
John Dinsmore                                            Assistant Treasurer
Susan O. Laferriere                                           Vice President
Dennis J. Lamothe                                                  Treasurer
Sandra J. Lyon                                           Assistant Treasurer
Judith S. Masure                                              Vice President
Barbara A. Olden                                    Assistant Vice President
Jerry S. Rowe                                                      President
Wendy L. Somers                                                Trust Officer
Reginald J. Wakeham                                         Vice President &
                                                         Senior Loan Officer

                           DIRECTORS OF UNION BANK

                          W. Arlen Smith, Chairman
                              Cynthia D. Borck
                             Oscar E. Churchill
                             Kenneth D. Gibbons
                               Peter M Haslam
                              William F. Kinney
                              Richard C. Marron
                              Robert P. Rollins
                             Richard C. Sargent
                              Walter M. Sargent

                           OFFICERS OF UNION BANK

Wanda L. Allaire                                    Assistant Vice President
Ethan A. Allen, Jr.                                           Vice President
Rhonda L. Bennett                                             Vice President
Cynthia D. Borck                                       Senior Vice President
Joseph P. Canavan                                   Assistant Vice President
Fern C. Farmer                                      Assistant Vice President
Patsy S. French                                     Assistant Vice President
Kenneth D. Gibbons                                                 President
Nathaniel M. Hayward                                 Commercial Loan Officer
Claire A. Hindes                                         Assistant Treasurer
Patricia N. Hogan                                   Assistant Vice President
Peter R. Jones                                                Vice President
Margaret S. Lambert                                 Assistant Vice President
Marsha A. Mongeon                                     Senior Vice President/
                                                                   Treasurer
Freda T. Moody                                      Assistant Vice President
Karen Carlson Noyes                                 Assistant Vice President
Ruth P. Schwartz                                              Vice President
David S. Silverman                                     Senior Vice President
JoAnn A. Tallman                                         Assistant Secretary
Francis E. Welch                                    Assistant Vice President
Craig S. Wiltshire                                            Vice President

                             UNION BANK OFFICES

     Morrisville                                       Jeffersonville
20 Lower Main Street*                                  80 Main Street*
   (802) 888-6600                                      (802) 644-6600

   Northgate Plaza*                                       Hyde Park
     Route 100                                         250 Main Street
   (802) 888-6860                                      (802) 888-6880

       Stowe                                          Remote ATM's at:
   Stowe Village*                                Smugglers' Notch Resort (2)
Park and Pond Streets                               Johnson State College
   (802) 253-6600                                     Copley Hospital
                                                   Cold Hollow Cider Mill
 1857 Mountain Road                                  Trapp Family Lodge
     Route 108                                   Stowe Mountain Resort (3)
   (802) 253-6642                                Big John's Riverside Store

      Hardwick                                             Express
  103 VT Route 15*                                      Telebanking
   (802) 472-8100                                      (802) 888-6448
                                                       (800) 583-2869

      Johnson
198 Lower Main Street*
   (802) 635-6600

                             www.unionbankvt.com

*   ATM's at these branches


               CITIZENS SAVINGS BANK AND TRUST COMPANY OFFICES

    St. Johnsbury                                    Remote ATM's at:
364 Railroad Street*                               East Burke, Route 114
   (802) 748-3131                                     Danville, Route 2

325 Portland Street                                     Express Phone
   (802) 748-3121                                         Banking
                                                       (802) 748-0815
                                                       (800) 748-1018

     Lyndonville
  183 Depot Street*
   (802) 626-3100

   St. Johnsbury
       Center
Green Mountain Mall*
1998 Memorial Drive
   (802) 748-2454

                                www.csbtc.com

*   ATM's at these branches